SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 21, 1999



                             IDM ENVIRONMENTAL CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         New Jersey                    0-23900                    22-2194790
-----------------------------  -------------------------     -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


               396 Whitehead Avenue, South River, New Jersey 08882
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (732) 390-9550



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     In conjunction with ongoing cost cutting measures, IDM Environmental Corp. has restructured its management team. Pursuant to those measures, Jose Capote and James Harrigan have been engaged as consultants to provide business development and project management services on a consulting basis and have stepped down as officers and employees of the company. As a further cost cutting measure, the company will outsource all legal matters. In conjunction with that decision, Stuart Brown and Kenneth Moskowitz have been engaged to provide select legal services to the company and have stepped down as officers and employees of the company. The company intends to utilize the services of each of those individuals on an as needed basis going forward.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   IDM ENVIRONMENTAL CORP.



Date: June 4, 1999                                 By:  /s/ Joel Freedman
                                                       -------------------------
                                                        Joel Freedman, President